                                                                  EXECUTION COPY

                       CHASE MORTGAGE FINANCE CORPORATION,

                                  as Depositor

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                           as Trustee and Paying Agent

                                   ----------

                                 TRUST AGREEMENT

                          Dated as of November 1, 2006

                                   ----------

                                TABLE OF CONTENTS

ARTICLE I DEFINED TERMS.....................................................   1

ARTICLE II THE TRUST........................................................   3
   Section 2.01. Transfer of Exchangeable Initial Certificates..............   3
   Section 2.02. Certificates...............................................   3
   Section 2.03. Exchanges..................................................   3
   Section 2.04. Delivery of Instruments....................................   4
   Section 2.05. Distribution Date Statements to Certificateholders.........   4

ARTICLE III CERTIFICATES; DISTRIBUTIONS.....................................   5
   Section 3.01. Issuance of Certificates...................................   5
   Section 3.02. Trust Account..............................................   5
   Section 3.03. Distributions..............................................   6

ARTICLE IV LIMITATION OF LIABILITY..........................................   6

ARTICLE V THE TRUSTEE.......................................................   6

ARTICLE VI TERMINATION......................................................   7

ARTICLE VII SUPPLEMENTAL AGREEMENTS.........................................   7

ARTICLE VIII MISCELLANEOUS..................................................   7
   Section 8.01. Certificateholders.........................................   7
   Section 8.02. Governing Law..............................................   8
   Section 8.03. Demands, Notices and Communications........................   8
   Section 8.04. Severability of Provisions.................................   8
   Section 8.05. Tax Status and Reporting...................................   8

ARTICLE IX APPENDIX A.......................................................   1

      APPENDIX A Available Combinations
      EXHIBIT I  Form of Certificates
      EXHIBIT II Form of Exchange Letter

     This TRUST AGREEMENT (this "Trust Agreement"), dated as of November 1, 2006, is executed by and among CHASE MORTGAGE FINANCE CORPORATION, as depositor under the Pooling and Servicing Agreement (as defined below) (the "Depositor") and THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee (in such capacity, the "Trustee") and paying agent (in such capacity, the "Paying Agent").

                                    RECITALS

     WHEREAS, Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer, JPMorgan Chase Bank, N.A., as custodian and The Bank of New York Trust Company, N.A., as trustee and paying agent, have entered into the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), creating and establishing the Chase Mortgage Finance Trust Series 2006-S4 (the "Underlying Trust");

     WHEREAS, the Underlying Trust has issued a series of certificates known as the Multi-Class Mortgage Pass-Through Certificates, Series 2006-S4, in certificated form and uncertificated form, evidencing the entire beneficial interests in the Underlying Trust;

     WHEREAS, all or a portion of the Exchangeable Certificates (as defined herein) issued hereunder, each representing an undivided beneficial ownership interest in the related Exchangeable Initial Certificates (as defined herein), may be exchanged for a proportionate interest in such Exchangeable Initial Certificates in the combinations set forth on Appendix A and made a part hereof;

     WHEREAS, all or a portion of the Exchangeable Initial Certificates may be exchanged for the Exchangeable Certificates in the same manner; and

     WHEREAS, the parties hereto desire to create this Trust to issue the Exchangeable Certificates and the Exchangeable Initial Certificates subject to the terms and conditions set forth herein.

     NOW THEREFORE, the parties to this Trust Agreement, in the several capacities hereinabove set forth, do hereby declare and establish this Trust Agreement and do hereby undertake and otherwise agree as follows:

                                   ARTICLE I

                                  DEFINED TERMS

     Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement and the rules of construction set forth therein shall apply hereto. In addition, whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Aggregate Denomination": With respect to any Uncertificated REMIC Interest and any Distribution Date, the aggregate Outstanding Certificate Principal Balance of the Exchangeable Initial Certificates and Exchangeable Certificates relating to such Uncertificated REMIC Interest.

     "Authorized Officer": The Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President.

     "Certificate": A grantor trust pass-through security issued hereunder in a book-entry form as authorized by this Trust Agreement, substantially in the form of Exhibit I hereto.

     "Certificate Registrar": For the purposes of this Trust Agreement, the Certificate Registrar appointed pursuant to Section 4.05 of the Pooling and Servicing Agreement which shall act as Certificate Registrar under this Trust Agreement subject to the terms and conditions and entitled to the same rights, protections and indemnities set forth in the Pooling and Servicing Agreement.

     "Class Distribution Amount": With respect to each Class of Exchangeable Initial Certificates and Exchangeable Certificates and a Distribution Date, the amount of distributions allocated to such Class pursuant to Section 6.01 of the Pooling and Servicing Agreement.

     "Code": The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

     "Exchangeable Certificates": The Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22 and Class A-23 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

     "Exchangeable Combination" means any of the Exchangeable Combination 1A, Exchangeable Combination 1B, Exchangeable Combination 2A, Exchangeable Combination 2B and Exchangeable Combination 3, as applicable.

     "Exchangeable Combination 1A" means the Class A-16 and Class A-18 Certificates.

     "Exchangeable Combination 1B" means the Class A-17 and Class A-18 Certificates.

     "Exchangeable Combination 2A" means the Class A-19 and Class A-21 Certificates.

     "Exchangeable Combination 2B" means the Class A-20 and Class A-21 Certificates.

     "Exchangeable Combination 3" means the Class A-22 and Class A-23 Certificates.

     "Exchangeable Initial Certificates": The Class A-3, Class A10 and Class A-14 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

     "Issue Date": November 28, 2006.

     "Prospectus": The prospectus dated October 16, 2006 as supplemented by a prospectus supplement dated November 27, 2006, relating to the Chase Mortgage Finance Trust Series 2006-S4 Multi-Class Mortgage Pass Through Certificates.

     "Trust": The trust created by this Trust Agreement, the corpus of which consists of the Trust Fund.

     "Trust Account": As defined in Section 3.02 hereof.

     "Trust Fund": The corpus of the trust created by this Trust Agreement, consisting of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust and all payments thereon and all rights thereunder.

     "Uncertificated REMIC Interests": The rights created under the Pooling and Servicing Agreement with respect to the Class A-3, Class A-10 and Class A-14 Certificates (without giving effect to any exchanges that may occur pursuant to the terms of this Trust Agreement), which rights are deposited in the trust created pursuant to this Trust Agreement.

     "Underlying Trust": Chase Mortgage Finance Trust Series 2006-S4.

                                   ARTICLE II

                                    THE TRUST

     Section 2.01. Transfer of Exchangeable Initial Certificates. Upon the presentation and surrender by any Holder of its Exchangeable Initial Certificates in the appropriate combination as set forth on Appendix A, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Trustee, all of such Holder's right, title and interest in and to such Exchangeable Initial Certificates.

     The Trustee acknowledges (i) the transfer and assignment to it of the Uncertificated REMIC Interests pursuant to Section 4.01(e) of the Pooling and Servicing Agreement and (ii) any transfer and assignment of certificated Exchangeable Initial Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms in this Trust Agreement contained.

     Section 2.02. Certificates. The Certificates authorized by this Trust Agreement shall consist of each Class of Exchangeable Certificates and certificated Class of Exchangeable Initial Certificates having the characteristics specified or determined as described in Appendix A, and otherwise shall be subject to the terms and provisions set forth herein.

     Section 2.03. Exchanges. Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable Initial Certificates, and Exchangeable Initial Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the Closing Date, by notice to the Paying Agent substantially in the form of Exhibit I hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in the Pooling and Servicing Agreement.

     Each Class of Exchangeable Initial Certificates shall be exchangeable for the related Class of Exchangeable Certificates in respective denominations determined based on the proportion that the initial Outstanding Certificate Principal Balances of such Exchangeable

Initial Certificates bear to the Original Certificate Principal Balance of the related Exchangeable Certificates, as set forth in Appendix A. Upon any such exchange the portions of the Exchangeable Initial Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificate issued in exchange therefor. Correspondingly, Exchangeable Certificates may be further designated for exchange for Certificates of the related Exchangeable Initial Certificates in respective denominations determined based on the proportion that the initial Outstanding Certificate Principal Balances of such Exchangeable Initial Certificates bear to the Original Certificate Principal Balances of the related Exchangeable Certificates, as set forth in Appendix A. There shall be no limitation on the number of exchanges authorized pursuant to this Section 2.03, and, except as provided in this Trust Agreement, no fee or other charge shall be payable to the Trustee, the Paying Agent or DTC in connection therewith.

     In order to effect an exchange of Certificates, the Certificateholder shall notify the current relationship manager or administrator at the Paying Agent listed on the most recent report to Certificateholders no later than two Business Days before the proposed exchange date. The exchange date with respect to the Certificates may be any Business Day other than the first or last Business Day of the month subject to the Paying Agent's approval. The notice must be on the Certificateholder's letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of both Certificates to be exchanged and Certificates to be received; the Outstanding Certificate Principal Balance and the Original Certificate Principal Balance of the Certificates to be exchanged; the Certificateholder's DTC participant number; and the proposed exchange date. After receiving the notice, the Paying Agent shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee. A notice becomes irrevocable on the second Business Day before the proposed exchange date.

     Notwithstanding any other provision herein set forth, a fee of $4,000 shall be payable to the Paying Agent in connection with each exchange.

     The Paying Agent shall make the first distribution on an Exchangeable Certificate or an Exchangeable Initial Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

     Section 2.04. Delivery of Instruments. The Paying Agent shall furnish to each Holder, upon request, copies of this Trust Agreement, without attachments, applicable to the Certificate(s) held by such Holder.

     Section 2.05. Distribution Date Statements to Certificateholders. Not later than each Distribution Date, the Paying Agent shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement setting forth:

          (i) exchanges that took place since the last Distribution Date;

          (ii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iii) the Outstanding Certificate Principal Balances (or notional amounts, as applicable) of the outstanding Exchangeable Initial Certificates and Exchangeable Certificates;

          (iv) the pass-through rates on the outstanding Classes of Exchangeable Initial Certificates and Exchangeable Certificates;

          (v) interest and principal paid to, and losses allocated, to the outstanding Classes of Exchangeable Certificates; and

          (vi) if no exchanges have occurred.

                                   ARTICLE III

                           CERTIFICATES; DISTRIBUTIONS

     Section 3.01. Issuance of Certificates. The Classes of Certificates shall be issued in book-entry form and shall be maintained in the names of the record owners thereof as entries on the books of DTC. Such Certificates shall be in authorized denominations of $100,000 and integral multiples of $1 in excess thereof and may be transferred or pledged in accordance with and subject to regulations governing use of the book-entry system (as the same shall be in effect at the time of any such transfer or pledge) and procedures that are followed generally for book-entry securities.

     On the Closing Date, the Original Certificate Principal Balance (or notional amount, as applicable) of each Class of Exchangeable Initial Certificates and Exchangeable Certificates will be the amount set forth for such Class in Section 4.01(d) of the Pooling and Servicing Agreement. With respect to any Distribution Date, the Outstanding Certificate Principal Balance (or notional amount, as applicable) of the Exchangeable Initial Certificates and Exchangeable Certificates will depend upon, among other factors, which exchanges, if any, have taken place hereunder. Any such exchange shall be made in accordance with the requirements set forth in Appendix A.

     Section 3.02. Trust Account. On or before the Issue Date, the Paying Agent shall either (i) open with a depository institution one or more trust accounts in the name of the Trustee on behalf of the Trust Fund that shall collectively be the "Trust Account," (ii) in lieu of maintaining any such account or accounts, maintain the Trust Account by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the Uncertificated REMIC Interests and all investments of any such amounts as being held by it in its capacity as Paying Agent for the benefit of the Holders of the Certificates or (iii) maintain the Trust Account in the form of any combination of accounts or book entries described in clauses (i) and (ii) above. Any manner or manners in which the Trust Account is maintained may at any time be changed without notice to, or the approval of, Holders of the Certificates so long as funds held in the Trust Fund by, or for the account of, the Paying Agent shall at all times be identified. To the extent that the Trust Account is maintained by the Paying Agent in the manner provided for in clause (ii) above, all references herein to deposits and withdrawals from the Trust Account shall be deemed to refer to credits and debits to the related books of the Paying Agent.

     The Paying Agent shall deposit in the Trust Account all distributions in respect of the Uncertificated REMIC Interests received by it as Paying Agent hereunder. All such distributions deposited from time to time in the Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Paying Agent in the Trust Account as part of the Trust Fund as herein provided, subject to withdrawal by the Paying Agent for distributions on the Certificates.

     Section 3.03. Distributions. On each Distribution Date, the Paying Agent shall withdraw from the Trust Account the Class Distribution Amount for each Class and shall make the appropriate distributions to the Holders of each such Class. All distributions of such Class Distribution Amount that are made with respect to a particular Class of Certificates shall be made pro rata among all Certificates of such Class in proportion to their respective outstanding principal balances, with no preference or priority of any kind.

     Section 3.04. Allocation of Losses and Certain Other Amounts. For the avoidance of doubt, any losses, shortfalls, prepayments or increases in principal amount related to Subsequent Recoveries allocable to the Uncertificated REMIC Interests pursuant to the terms of the Pooling and Servicing Agreement shall result in a proportionate reduction or increase in the Aggregate Denomination of the corresponding Class or Classes of Certificates issued hereunder.

                                   ARTICLE IV

                             LIMITATION OF LIABILITY

     The Trustee and the Paying Agent shall be entitled to the same rights, protections and indemnities afforded to them under the Pooling and Servicing Agreement.

                                    ARTICLE V

                                   THE TRUSTEE

     In the event that there shall be any matter arising under the Pooling and Servicing Agreement that requires the vote of Holders of Certificates outstanding thereunder, the Trustee as the holder of the related Uncertificated REMIC Interests shall vote such Uncertificated REMIC Interests in such amounts and proportions as shall reflect instructions received from Holders of any Outstanding Exchangeable Initial Certificates and any Exchangeable Certificates issued in exchange for such Uncertificated REMIC Interests.

                                   ARTICLE VI

                                   TERMINATION

     The respective obligations and responsibilities of the Paying Agent and the Trustee shall terminate as to the Trust Fund upon the same terms and conditions as the Pooling and Servicing Agreement.

                                  ARTICLE VII

                             SUPPLEMENTAL AGREEMENTS

     This Trust Agreement may be amended or supplemented from time to time by the Depositor, the Paying Agent and the Trustee upon the same terms and conditions as the Pooling and Servicing Agreement may be amended or supplemented.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01. Certificateholders. The death or incapacity of any Certificateholder shall neither operate to terminate this Trust Agreement, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the affairs of the Trust Fund, nor otherwise affect the rights, duties and obligations of any of the parties to this Trust Agreement.

     Except as provided in Article V and Article VII, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right, by virtue of any provision of this Trust Agreement, to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless an Event of Default shall have occurred and be continuing in respect of this Trust Agreement. It is understood and intended, and is expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of the Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.02. Governing Law. THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.03. Demands, Notices and Communications. All formal demands, notices and communications by and among the Trustee, the Paying Agent, the Certificate Registrar and the Holder of any Certificate shall be in writing and delivered in person or by first class mail, postage prepaid to the Trustee at its address set forth in the Pooling and Servicing Agreement. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Person to whom such notice shall have been directed receives such notice.

     Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

     Section 8.05. Tax Status and Reporting. It is the intended that the Trust Fund created hereunder be considered a "grantor trust" under the Code. Based upon such characterization, within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Paying Agent shall mail to each person who so requests in writing and who at anytime during such calendar year shall have been a Certificateholder the necessary information under applicable law for preparation of such Holder's federal and state income tax returns unless substantially similar information has been previously provided to such Certificateholder.

     For federal income tax purposes, the grantor trust created hereunder shall have a calendar year taxable year. The Paying Agent shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax information returns for each taxable year with respect to the grantor trust.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Trust Agreement, as of the day and year first above written.

                                        THE BANK OF NEW YORK TRUST
                                        COMPANY, N.A.,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE BANK OF NEW YORK TRUST
                                        COMPANY, N.A.,
                                        as Paying Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CHASE MORTGAGE FINANCE CORPORATION,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

                            AVAILABLE COMBINATIONS(1)

       EXCHANGEABLE INITIAL CERTIFICATES                   EXCHANGEABLE CERTIFICATES
----------------------------------------------   ---------------------------------------------
                                                                 MAXIMUM OUTSTANDING
                 ORIGINAL CERTIFICATE                           CERTIFICATE PRINCIPAL
                 PRINCIPAL BALANCE OR                                 BALANCE OR
 EXCHANGEABLE         CERTIFICATE                EXCHANGEABLE        CERTIFICATE
 COMBINATIONS     NOTIONAL AMOUNT (2)   COUPON   CERTIFICATES    NOTIONAL AMOUNT (2)    COUPON
--------------   --------------------   ------   ------------   ---------------------   ------
 EXCHANGEABLE
COMBINATION 1A
   Class A-3          $56,000,000        6.00%    Class A-16       $  56,000,000         5.50%
                                                  Class A-18       $   4,666,666 (3)     6.00%

 EXCHANGEABLE
COMBINATION 1B
   Class A-3          $56,000,000        6.00%    Class A-17       $  56,000,000         5.75%
                                                  Class A-18       $   2,333,333 (3)     6.00%

 EXCHANGEABLE
COMBINATION 2A
  Class A-10          $52,610,114        6.00%    Class A-19       $  52,610,114         5.50%
                                                  Class A-21       $   4,384,176 (3)     6.00%

 EXCHANGEABLE
COMBINATION 2B
  Class A-10          $52,610,114        6.00%    Class A-20       $  52,610,114         5.75%
                                                  Class A-21       $   2,192,088 (3)     6.00%

       EXCHANGEABLE INITIAL CERTIFICATES                   EXCHANGEABLE CERTIFICATES
----------------------------------------------   ---------------------------------------------
                                                                 MAXIMUM OUTSTANDING
                 ORIGINAL CERTIFICATE                           CERTIFICATE PRINCIPAL
                 PRINCIPAL BALANCE OR                                 BALANCE OR
 EXCHANGEABLE         CERTIFICATE                EXCHANGEABLE        CERTIFICATE
 COMBINATIONS     NOTIONAL AMOUNT (2)   COUPON   CERTIFICATES    NOTIONAL AMOUNT (2)    COUPON
--------------   --------------------   ------   ------------   ---------------------   ------
 EXCHANGEABLE
 COMBINATION 3
  Class A-14          $71,200,000        6.00%    Class A-22       $  71,200,000         5.75%
                                                  Class A-23       $   2,966,666 (3)     6.00%

----------
(1) Classes of REMIC Certificates in any Exchangeable Combination may be exchanged only in the proportion that the original balances of such certificates bear to one another as shown above.

(2) The Outstanding Certificate Principal Balance of the Class A-16, Class A-17, Class A-19, Class A-20 and Class A-22 Certificates will be zero unless the corresponding Exchangeable Initial Certificates are exchanged. The maximum aggregate Outstanding Certificate Principal Balance of the Class A-16 and Class A-17 Certificates will equal the Original Certificate Principal Balance of the Class A-3 Certificates; the maximum aggregate Outstanding Certificate Principal Balance of the Class A-19 and Class A-20 Certificates will equal the Original Certificate Principal Balance of the Class A-10 Certificates; and the maximum aggregate Outstanding Certificate Principal Balance of the Class A-22 Certificates will equal the Original Certificate Principal Balance of the Class A-14 Certificates. Any increase (or decrease) in the aggregate Outstanding Certificate Principal Balance of the (i) Class A-16 and Class A-17 Certificates, (ii) Class A-19 and Class A-20 Certificates or (iii) Class A-22 Certificates as a result of an exchange will be accompanied by a proportionate reduction (or increase) in the Outstanding Certificate Principal Balance of (i) the Class A-3 Certificates, (ii) the Class A-10 Certificates and (iii) the Class A-14 Certificates, respectively.

(3) Notional. With respect to any Distribution Date, the notional amount of the Class A-18, Class A-21 and Class A-23 Certificates may be rounded down to the nearest dollar to comply with the requirements of DTC.

                                    EXHIBIT I

                       (FORM OF EXCHANGEABLE CERTIFICATE)

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS (1) A BENEFICIAL OWNERSHIP INTEREST OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (2) A BENEFICIAL OWNERSHIP INTEREST OF CERTAIN PAYMENTS ON ONE OR MORE REGULAR INTERESTS.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION ("CMFC"), JPMORGAN CHASE BANK, N.A. (THE "SERVICER") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY CMFC, THE SERVICER, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE PAYING AGENT.

THIS CERTIFICATE IS AN [EXCHANGEABLE INITIAL CERTIFICATE] [EXCHANGEABLE CERTIFICATE] AND MAY BE EXCHANGED FOR THE [EXCHANGEABLE CERTIFICATES] [EXCHANGEABLE INITIAL CERTIFICATES] IN THE RELATED EXCHANGEABLE COMBINATION.

[THIS LEGEND WILL APPEAR ON THE CLASS A-18, CLASS A-21, AND CLASS A-23 CERTIFICATES ONLY.] THE CLASS [ ] CERTIFICATES ARE NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

                            CLASS __-A__ CERTIFICATE

Number: 06-S4-A-[   ]-1

Cut-off Date: November 1, 2006

First Distribution Date:
December 26, 2006

Certificate Rate:

Original Denomination: $

Final Scheduled
Distribution Date: December 26, 2036

Aggregate Original Principal
Balance of all Class A-[   ]
Certificates: $

CUSIP:

                          CHASE MORTGAGE FINANCE TRUST
                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-S4

evidencing a percentage interest in the distributions allocable to the Class A-[ ] Certificates with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by Chase Mortgage Finance Trust Series 2006-S4, secured by a pool of conventional one- to four-family mortgage loans formed and sold by

                       CHASE MORTGAGE FINANCE CORPORATION

     Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Paying Agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests deposited by Chase Mortgage Finance Corporation and issued by Chase Mortgage Finance Trust Series 2006-S4 (consisting primarily of fixed-rate mortgage loans) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder. The Trust Fund was created pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Trust Agreement") among the Depositor, the Trustee and the Paying Agent. The Chase Mortgage Finance Trust Series 2006-S4 was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date among the Depositor, the Servicer, the Custodian, the Trustee and the Paying Agent. Distributions on this Certificate will be made primarily from collections on the Uncertificated REMIC Interests pursuant to the terms of the Trust Agreement, which in turn will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Pooling Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any term used herein that is defined in the Trust Agreement shall have the meaning assigned in the Trust Agreement, and nothing herein shall be deemed inconsistent with that meaning. Any term used herein that is not defined in the Trust Agreement and that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

     This Certificate is one of a duly authorized issue of Certificates, designated as Chase Mortgage Finance Trust, Multi-Class Mortgage Pass-Through Certificates, Series 2006-S4, Class

A-[ ](the "Class A-[ ] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Also issued under the Agreement are Certificates designated as Chase Mortgage Finance Trust, Multi-Class Mortgage Pass-Through Certificates, Series 2006-S4, Class M Certificates and Class B Certificates. The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively referred to herein as the "Certificates."

     The Class A-[ ] Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     Pursuant to the terms of the Trust Agreement and the Pooling Agreement, the Paying Agent appointed under Section 4.05 of the Agreement will distribute from funds in the Certificate Account the amount as described on the reverse hereof on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on December 26, 2006. Such distributions will be made to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month in which such payment is made.

     Distributions on this Certificate will be made either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least 10 Business Days prior to the first Distribution Date for which distribution by wire transfer is to be made, and such Holder's Certificates evidence an aggregate Original Denomination of not less than $5,000,000 or such Holder holds a 100% Percentage Interest of such Class. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Paying Agent, for the purpose and specified in such notice of final distribution.

     The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, maintained for such purpose, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent, for that purpose and specified in such notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated: November 28, 2006                CHASE MORTGAGE FINANCE
                                        CORPORATION


                                        By:
                                            ------------------------------------
                                            Authorized Officer

Dated: November 28, 2006                CERTIFICATE OF AUTHENTICATION

                                        This is one of the
                                        Certificates referred to
                                        in the within-mentioned
                                        Agreement.

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                          as Authenticating Agent


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                             REVERSE OF CERTIFICATE

                          CHASE MORTGAGE FINANCE TRUST
                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2006-S4

     This Certificate is one of a duly authorized issue of Certificates designated as Chase Mortgage Finance Corporation, Chase Mortgage Finance Trust Series 2006-S4, Multi-Class Mortgage Pass-Through Certificates, and representing a beneficial ownership interest in the Trust Fund (consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust which consists primarily of fixed-rate mortgage loans (the "Underlying Mortgage Loans") secured by first liens on one- to four-family residential properties) created by the Trust Agreement.

     Following the initial issuance of the Certificates, the Principal Balance of this Certificate will be different from the Original Denomination shown above. Anyone acquiring this Certificate may ascertain its current Principal Balance by inquiry of the Paying Agent.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Account for payment hereunder and that the Paying Agent is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

     This Certificate does not purport to summarize the Agreement or the Trust Agreement and reference is made to such agreements for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee and the Paying Agent.

     The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and evidencing the same aggregate Percentage Interest in the Trust Fund and dated the date of authentication by the Authenticating Agent.

     No service charge will be made for any such registration of transfer or exchange, but the Paying Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Certificate is an [Exchangeable Initial Certificate][Exchangeable Certificate] and may be exchanged for the [Exchangeable Certificates][Exchangeable Initial Certificates] in the related Exchangeable Combination specified in the Trust Agreement, subject to certain terms and conditions specified in the Trust Agreement, including the payment to the Paying Agent of a fee of $4,000 with respect to each exchange. This Certificate may be exchanged for another

Certificate or Certificates in the related Exchangeable Combination only on the days of each month specified in the Trust Agreement.

     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee will be affected by notice to the contrary.

     The Trust Agreement may be amended or supplemented from time to time by the Depositor, the Paying Agent and the Trustee upon the same terms and conditions as the Pooling Agreement may be amended or supplemented.

     The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of each REMIC (as hereinafter defined) included in the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or cause any REMIC included in the Trust Fund to fail to qualify as a REMIC.

     The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause
(ii) of the first paragraph of Section 11.01 of the Agreement, without the consent of the Holders of all Certificates of such Class then outstanding.

     The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate upon (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due hereunder; or (ii) at the option of the Servicer on any Distribution Date which occurs in the month next following a Due Date on which the aggregate unpaid Principal Balance of all Outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Servicer deposits or causes to be deposited in the applicable Collection Account during the Principal Prepayment Period related to such

Distribution Date (and provides notice to the Trustee of its intention to so deposit on or before the 20th day of such Principal Prepayment Period) an amount equal to the Purchase Price for each Outstanding Mortgage Loan, less any unreimbursed Advances made with respect to any Mortgage Loan (which amount shall offset completely any unreimbursed Advances for which the Servicer is otherwise entitled to reimbursement), and, with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the fair market value of such property, as determined by an appraisal to be conducted by an appraiser selected by the Trustee, less unreimbursed Advances made with respect to any Mortgage Loan with respect to which property has been acquired; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________

     (Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Paying Agent to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        --------------------------------------
                                        Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
for the account of ____________________________________________________________,
account number ___________________, or, if mailed by check, to ________________.
Statements should be mailed to _________________________________________________
________________________________________________________________________________
     This information is provided by,___________________________________________
the assignee named above, or___________________________________________________,
as its agent.

STATE OF        )
                )  ss.:
COUNTY OF       )

     On the day of _______, 200_ before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

                                   EXHIBIT II

                             FORM OF EXCHANGE LETTER

                                                                __________, 20__

The Bank of New York Trust Company, N.A.
600 Travis, 9th Floor
Houston, Texas 77002,
Attention: CMFT Series 2006-S4

     Re: Chase Mortgage Finance Trust Series 2006-S4, Multi-Class Mortgage Pass-Through Certificates, Series 2006-S4

Ladies and Gentlemen:

     Pursuant to the terms of that certain Trust Agreement dated as of November 1, 2006 (the "Trust Agreement"), by and among Chase Mortgage Finance Corporation, as depositor and The Bank of New York Trust Company, N.A., as trustee (the "Trustee") and paying agent (the "Paying Agent"), we hereby present and surrender the [Exchangeable Initial Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto [(the "Exchangeable Initial Certificates")] [(the "Exchangeable Certificates")] and transfer, assign, set over and otherwise convey to the Paying Agent, all of our right, title and interest in and to the [Exchangeable Initial Certificates] [Exchangeable Certificates] including all payments of interest thereon received after _________________, 2006, in exchange for the [Exchangeable Certificates][Exchangeable Initial Certificates] specified on Schedule I attached hereto.

     We agree that upon such exchange the portions of the [Exchangeable Initial Certificates][Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates][Exchangeable Initial Certificates] issued in exchange therefor. We confirm that we have paid a fee of $4,000 to the Paying Agent in connection with such exchange.

                                        Sincerely,


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged by:

THE BANK OF NEW YORK TRUST
COMPANY, N.A.,
  as Paying Agent


By:
     -----------------------------------
Name:
Title:

                                   SCHEDULE I


                                       I-4